                                                                    EXHIBIT 99.1

                      TERM SHEET DATED September 27, 1999



                             IKON Receivables, LLC
                           Lease-Backed Notes, 1999-2
                               IOS Capital, Inc.

                                    [LOGO]
                       An IKON office Solutions Company

                           $707,750,000 (Approximate)




--------------------------------------------------------------------------------
 This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).







Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                      TERM SHEET DATED September 27, 1999

                             IKON Receivables, LLC
                           Lease-Backed Notes, 1999-2
                               IOS Capital, Inc.

                           $707,750,000 (Approximate)


ORIGINATOR/SERVICER:    IOS Capital, Inc. ("IOS Capital").
TRUSTEE:                Harris Trust and Savings Bank.
INSURER:                Ambac Assurance Corporation.

UNDERWRITERS:           Lehman Brothers Inc. is Lead Manager. Co-Managers are
                        Chase Securities Inc., Deutsche Banc Alex. Brown and PNC
                        Capital Markets, Inc.

The following table uses the Modeling Assumptions:

                                                     Expected WAL            Principal              Final
                  Approx.          Ratings       (Maturity/10% Call)          Window               Maturity         ERISA
 Securities        Size        (S&P / Moody's)      @ 0.0% CPR (1)      (Maturity/10% Call)    (Expected/Legal)    Eligible
===========================================================================================================================
Class A-1     $238,133,000       A-1+ / P-1     0.44 yrs. / 0.44 yrs.         1-10 / 1-10.   Aug 2000 / Oct 2000     Yes
 (2)
---------------------------------------------------------------------------------------------------------------------------
Class A-2     $ 51,715,000       AAA / AAA      1.02 yrs. / 1.02 yrs.        11-13 / 11-13   Nov 2000 / May 2001     Yes
---------------------------------------------------------------------------------------------------------------------------
Class A-3a    $   ________(3)    AAA / AAA      2.10 yrs. / 2.10 yrs.        13-40 / 13-40   Feb 2003 / Aug 2003     Yes
---------------------------------------------------------------------------------------------------------------------------
Class A-3b    $   ________(3)    AAA / AAA      2.10 yrs. / 2.10 yrs.        13-40 / 13-40   Feb 2003 / Aug 2003     Yes
---------------------------------------------------------------------------------------------------------------------------
Class A-4     $ 73,004,000       AAA / AAA      3.80 yrs. / 3.44 yrs.        40-52 / 40-41   Feb 2004 / Nov 2005     Yes
===========================================================================================================================

 ___________
 (1) The Securities will be priced to Maturity at 0.0% CPR.
 (2) The Class A-1 Notes will be 2a-7 Money Market Eligible.
 (3) The actual principal amounts of these classes will be determined on the issuance date; however the balance of the Class A-3a Notes together with the A-3b Notes is approximately $344,898,000.

The information set forth herein is based upon the timely receipt of scheduled Lease Payments, assumes the Closing Date is October 7, 1999, the first Payment Date is November 15, 1999, distributions on the Notes are made on the fifteenth day of each month (regardless of the day on which the Payment Date actually occurs), no delinquencies or defaults in the payment of principal and interest on the Leases are experienced, no Lease is repurchased for breach of representation or warranty or otherwise, payments on the Leases are received on the last day of each Collection Period, the Servicing Fee is 0.75%, the "Initial Statistical Principal Amount" of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes is $238,133,000, $51,715,000, $344,898,000 and
$73,004,000, respectively, the "Statistical Class Percentage" for the Class A Notes is equal to 85.65654%, the Asset Pool consists of a single Lease with an aggregate discounted present value of $786,388,442.59 on which interest is accrued at a discount rate equal to 7.842%, and the Issuer does not exercise its option to redeem the Notes (collectively, the "Modeling Assumptions").

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:       The opening of business on September 1, 1999.

STATED MATURITY
DATE:               Class A-1: Payment Date occurring in October 2000.
                    Class A-2: Payment Date occurring in May 2001. Class A-3a: Payment Date occurring in August 2003. Class A-3b: Payment Date occurring in August 2003. Class A-4: Payment Date occurring in November 2005.

EXP. PRICING:       Week of September 27, 1999.

EXP. SETTLEMENT:    Week October 4, 1999.  Settles flat.

PAYMENT DATE:       The 15th day of each month (or if such date is not a
                    business day, the immediately succeeding business day), commencing November 15, 1999.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A Notes are ERISA eligible.

TAX TREATMENT:      For federal income tax purposes, the Class A Notes will be characterized as debt and the issuer will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

OPTIONAL
REDEMPTION:         The Issuer may redeem the Notes when the Discounted Present
                    Value of the Leases is less than or equal to 10% of the Discounted Present Value of the Leases as of September 1,
                    1999.

CREDIT ENHANCEMENT: Initially 11.0% in aggregate consisting of (i) subordination of the Overcollateralization Balance (10.0%) and (ii) the Reserve Account (1.0%). The Issuer will obtain a noncancellable insurance policy from Ambac Assurance Corporation with respect to the Notes, which will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal, but subject to specific terms and conditions set forth in the Prospectus Supplement.

RESERVE ACCOUNT:    The Trustee will establish and maintain the Reserve Account as an Eligible Account. On the Issuance Date, the Issuer will make an initial deposit to the Reserve Account in an amount equal to 1.0% of the Discounted Present Value of the Leases as of the Cut-Off Date. The Reserve Account Required
                    Amount will be the lesser of 1.0% of the Discounted Present
                    Value of the Lease as of the Cut-Off Date and the outstanding Principal Amount of the Notes.

THE ASSET POOL:     The Statistical Discounted Present Value of the Leases as of
                    the Cut-off Date is $780,819,921.79 using the Statistical
                    Discount Rate of 8.00% per annum.

SUBSTITUTIONS:      The aggregate Discounted Present Value of the Non-Performing
                    Leases for which IOS Capital may substitute Substitute
                    Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date. The aggregate Discounted Present Value of
                    Adjusted Leases and Warranty Leases for which IOS Capital may substitute Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date.

PAYMENT PRIORITY:   Available Funds will be used to make
                    payments in the following priority: (i) Insurance Policy
                    Premium, (ii) amounts due to Swap Counterparty pursuant to the Swap Agreement, (iii) Servicing Fee, (iv) unreimbursed
                    Servicer Advances, (v) Class A interest, (vi) reimbursements to the Insurer, (vii) the Class A Principal Payment to (1) the Class A-1 Noteholders only, until the Outstanding
                    Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3a


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              Noteholders and the Class A-3b Noteholders only, their respective pro rata shares, until the Outstanding Principal Amount on the Class A-3a Notes and Class A-3b Notes is reduced to zero, and finally (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero, (viii) Additional Principal, if any, (ix) Reserve Account, if necessary, and (x) excess to the Issuer.

ACCELERATION EVENT:           An "Acceleration Event" will occur if (i) a
                              Servicer Event of Default has occurred and is continuing, (ii) with respect to any Payment Date, the Overcollateralization Balance is less than or equal to the Overcollateralization Floor, (iii) for any three consecutive Due Periods, the average of the Annualized Default Rates for those Due
                              Periods is greater than 6.25%; or (iv) for any three consecutive Due Periods, the average of the Delinquency Rates for those Due Periods is greater than 8.00%.

                              If an Acceleration Event has occurred, Additional Principal will be distributed as an additional principal payment, to (1) the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3a Noteholders and the Class A-3b Noteholders only, their respective pro rata shares, until the Outstanding Principal Amount on the Class A-3a Notes and Class A-3b Notes is reduced to zero, and finally (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero.

OVERCOLLATERALIZATION
FLOOR: The "Overcollateralization Floor" for each Payment Date means (a) 2.5% of the Discounted Present Value of the Leases as of the Cut-Off Date, plus
                              (b) the Cumulative Loss Amount with respect to that Payment Date, minus (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on account of that Payment Date.

CUMULATIVE LOSS
AMOUNT: The "Cumulative Loss Amount" with respect to each Payment Date is an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus
                              (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds remaining after the payment of the Policy premium, amounts owing the Servicer and in respect of interest on the Notes on that Payment Date, over
                              (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

INTEREST ON THE
CLASS A-1 & A-3b NOTES:       Class A-1 will bear interest at a fixed rate while
                              Class A-3b will be variable rate. Interest on the Class A-1 and A-3b will be calculated on the basis of a year of 360 days and the actual number of days in the interest accrual period. The Class A-1 and Class A-3b Monthly Interest, with respect to each Payment Date, will accrue from and including the prior Payment Date to but excluding such Payment Date, and with respect to the initial
                              Payment Date, will accrue from and including the Closing Date to but excluding such Payment Date.


INTEREST ON THE CLASS A-2
CLASS A-3a, AND
CLASS A-4 NOTES:              The Class A-2, Class A-3a, and Class A-4 Notes
                              will accrue interest at a fixed rate per annum, calculated on a twelve month year of thirty days in each month, except for the first Payment Date, for which interest will accrue from the Closing
                              Date to but excluding such Payment Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

LEGAL MATTERS:                Certain legal matters relating to the Notes will
                              be passed upon for the Issuer by Don H. Liu, Esq., General Counsel of the Originator and IKON Office
                              Solutions, the parent company of the Originator, and for the Underwriters by Dewey Ballantine LLP, New York, New York.




Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                            PREPAYMENT SENSITIVITIES*


To Maturity (WAL/Principal Window)
----------------------------------------------------------------------------------------------------------------
      Class               0% CPR**                7% CPR                 10% CPR                12% CPR
----------------------------------------------------------------------------------------------------------------
 Class A-1 Notes   0.44 yrs. / 1-10 mos.  0.39 yrs. / 1-9 mos.    0.36 yrs. / 1-9 mos.   0.35 yrs. / 1-8 mos.
----------------------------------------------------------------------------------------------------------------
 Class A-2 Notes     1.02 yrs. / 11-13    0.89 yrs. / 9-12 mos.  0.84 yrs. / 9-11 mos.   0.81 yrs. / 8-11 mos.
                           mos.
----------------------------------------------------------------------------------------------------------------
 Class A-3a Notes    2.10 yrs. / 13-40      1.92 yrs. / 12-38    1.84 yrs. / 11-37 mos.    1.79 yrs. / 11-36
                           mos.                   mos.                                           mos.
----------------------------------------------------------------------------------------------------------------
 Class A-3b Notes    2.10 yrs. / 13-40      1.92 yrs. / 12-38    1.84 yrs. / 11-37 mos.    1.79 yrs. / 11-36
                           mos.                   mos.                                           mos.
----------------------------------------------------------------------------------------------------------------
 Class A-4 Notes     3.80 yrs. / 40-52      3.64 yrs. / 38-51    3.56 yrs. / 37-50 mos.    3.51 yrs. / 36-50
                           mos.                   mos.                                           mos.
----------------------------------------------------------------------------------------------------------------


To 10% Call (WAL/Principal Window)
----------------------------------------------------------------------------------------------------------------
      Class                0% CPR                 7% CPR                10% CPR                 12% CPR
----------------------------------------------------------------------------------------------------------------
 Class A-1 Notes   0.44 yrs. / 1-10 mos.  0.39 yrs. / 1-9 mos.   0.36 yrs. / 1-9 mos.    0.35 yrs. / 1-8 mos.
----------------------------------------------------------------------------------------------------------------
 Class A-2 Notes     1.02 yrs. / 11-13    0.89 yrs. / 9-12 mos.  0.84 yrs. / 9-11 mos.  0.81 yrs. / 8-11 mos.
                           mos.
----------------------------------------------------------------------------------------------------------------
 Class A-3a Notes    2.10 yrs. / 13-40      1.92 yrs. / 12-38      1.84 yrs. / 11-37    1.79 yrs. / 11-36 mos.
                           mos.                   mos.                   mos.
----------------------------------------------------------------------------------------------------------------
 Class A-3b Notes    2.10 yrs. / 13-40      1.92 yrs. / 12-38      1.84 yrs. / 11-37    1.79 yrs. / 11-36 mos.
                           mos.                   mos.                   mos.
----------------------------------------------------------------------------------------------------------------
 Class A-4 Notes     3.44 yrs. / 40-41      3.27 yrs. / 38-39      3.18 yrs. / 37-38    3.10 yrs. / 36-37 mos.
                           mos.                   mos.                   mos.
----------------------------------------------------------------------------------------------------------------

*     Prepayment sensitivities derived using the Modeling Assumptions.
**    Pricing Speed is 0% CPR.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               -----------------

     Class A-1
                    ----------------------------------------------------
                                            CPR
                    ----------------------------------------------------
                       0.00%        7.00%        10.00%       12.00%
                    ----------------------------------------------------
       PRICE           Yield        Yield        Yield        Yield
                         %            %            %            %
       97.8750%       11.047       11.738       12.056       12.257
       98.0000%       10.753       11.402       11.702       11.891
       98.1250%       10.460       11.068       11.348       11.525
       98.2500%       10.167       10.734       10.996       11.161
       98.3750%        9.875       10.401       10.644       10.797
       98.5000%        9.583       10.069       10.292       10.433
       98.6250%        9.292        9.737        9.941       10.071
       98.7500%        9.002        9.405        9.591        9.709
       98.8750%        8.712        9.075        9.242        9.348
       99.0000%        8.423        8.745        8.893        8.987

       99.1250%        8.134        8.416        8.545        8.627
       99.2500%        7.846        8.087        8.198        8.268
       99.3750%        7.558        7.759        7.852        7.910
       99.5000%        7.271        7.432        7.506        7.552
       99.6250%        6.985        7.105        7.160        7.195
       99.7500%        6.699        6.779        6.816        6.839
       99.8750%        6.414        6.453        6.472        6.483
      100.0000%        6.129        6.129        6.128        6.128
      100.1250%        5.844        5.804        5.786        5.774
      100.2500%        5.561        5.481        5.444        5.421

      100.3750%        5.277        5.158        5.103        5.068
      100.5000%        4.995        4.835        4.762        4.716
      100.6250%        4.712        4.514        4.422        4.364
      100.7500%        4.431        4.192        4.083        4.013
      100.8750%        4.150        3.872        3.744        3.663
      101.0000%        3.869        3.552        3.406        3.313
      101.1250%        3.589        3.233        3.068        2.965
      101.2500%        3.310        2.914        2.732        2.616
      101.3750%        3.031        2.596        2.395        2.269
      101.5000%        2.752        2.278        2.060        1.922

      101.6250%        2.474        1.961        1.725        1.576
      101.7500%        2.197        1.645        1.391        1.230
      101.8750%        1.920        1.329        1.057        0.885
      102.0000%        1.643        1.014        0.724        0.541
      102.1250%        1.367        0.700        0.392        0.198

------------------------------------------------------------------------
    WAL (yrs.):         0.44         0.39         0.36         0.35
 Mod. Dur. (yrs.)
   at 100.00000:        0.43         0.38         0.36         0.34
------------------------------------------------------------------------



  *  Price Yield Table derived using the Modeling Assumptions.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               ------------------

     Class A-2
                    ---------------------------------------------------
                                           CPR
                    ---------------------------------------------------
                       0.00%        7.00%        10.00%      12.00%
                    ---------------------------------------------------
       PRICE         CBE Yield    CBE Yield    CBE Yield    CBE Yield
                         %            %            %            %
       97.8750%        8.696        9.018        9.152       9.261
       98.0000%        8.562        8.864        8.990       9.093
       98.1250%        8.427        8.710        8.828       8.925
       98.2500%        8.293        8.557        8.667       8.757
       98.3750%        8.160        8.404        8.506       8.590
       98.5000%        8.026        8.252        8.346       8.422
       98.6250%        7.893        8.099        8.185       8.256
       98.7500%        7.760        7.947        8.026       8.089
       98.8750%        7.627        7.796        7.866       7.923
       99.0000%        7.495        7.644        7.707       7.758

       99.1250%        7.363        7.493        7.548       7.592
       99.2500%        7.231        7.342        7.389       7.427
       99.3750%        7.099        7.192        7.231       7.263
       99.5000%        6.968        7.042        7.073       7.098
       99.6250%        6.836        6.892        6.915       6.934
       99.7500%        6.705        6.742        6.758       6.771
       99.8750%        6.575        6.593        6.601       6.607
       99.9946%        6.450        6.451        6.451       6.451
      100.1250%        6.314        6.296        6.288       6.282
      100.2500%        6.184        6.147        6.132       6.119

      100.3750%        6.055        5.999        5.976       5.957
      100.5000%        5.925        5.852        5.821       5.796
      100.6250%        5.796        5.704        5.666       5.634
      100.7500%        5.667        5.557        5.511       5.473
      100.8750%        5.538        5.410        5.356       5.313
      101.0000%        5.410        5.263        5.202       5.152
      101.1250%        5.282        5.117        5.048       4.992
      101.2500%        5.154        4.971        4.895       4.833
      101.3750%        5.026        4.825        4.742       4.673
      101.5000%        4.899        4.680        4.589       4.514

      101.6250%        4.771        4.535        4.436       4.356
      101.7500%        4.644        4.390        4.284       4.197
      101.8750%        4.517        4.245        4.132       4.039
      102.0000%        4.391        4.101        3.980       3.882
      102.1250%        4.265        3.957        3.829       3.724

-----------------------------------------------------------------------
    WAL (yrs.):         1.02         0.89         0.84        0.81
 Mod. Dur. (yrs.)
   at 99.99756:         0.96         0.84         0.80        0.77
-----------------------------------------------------------------------


 *  Price Yield Table derived using the Modeling Assumptions.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               ------------------

     Class A-3
                     ---------------------------------------------------
                                            CPR
                     ---------------------------------------------------
                        0.00%        7.00%        10.00%      12.00%
                     ---------------------------------------------------
       PRICE          CBE Yield    CBE Yield    CBE Yield    CBE Yield
                          %            %            %            %
       97.8594%        7.860        7.964        8.013       8.047
       97.9844%        7.792        7.890        7.936       7.968
       98.1094%        7.724        7.816        7.859       7.889
       98.2344%        7.656        7.742        7.782       7.810
       98.3594%        7.589        7.668        7.705       7.731
       98.4844%        7.521        7.595        7.629       7.653
       98.6094%        7.454        7.521        7.552       7.574
       98.7344%        7.387        7.448        7.476       7.496
       98.8594%        7.319        7.374        7.400       7.418
       98.9844%        7.252        7.301        7.324       7.340

       99.1094%        7.185        7.228        7.248       7.262
       99.2344%        7.119        7.155        7.172       7.184
       99.3594%        7.052        7.083        7.097       7.107
       99.4844%        6.985        7.010        7.021       7.029
       99.6094%        6.919        6.937        6.946       6.952
       99.7344%        6.852        6.865        6.871       6.875
       99.8594%        6.786        6.793        6.796       6.798
       99.9873%        6.718        6.719        6.719       6.719
      100.1094%        6.654        6.649        6.646       6.645
      100.2344%        6.588        6.577        6.572       6.568

      100.3594%        6.522        6.505        6.497       6.492
      100.4844%        6.457        6.434        6.423       6.415
      100.6094%        6.391        6.362        6.348       6.339
      100.7344%        6.326        6.291        6.274       6.263
      100.8594%        6.260        6.219        6.200       6.187
      100.9844%        6.195        6.148        6.127       6.111
      101.1094%        6.130        6.077        6.053       6.036
      101.2344%        6.065        6.007        5.979       5.960
      101.3594%        6.000        5.936        5.906       5.885
      101.4844%        5.935        5.865        5.832       5.810

      101.6094%        5.870        5.795        5.759       5.735
      101.7344%        5.806        5.724        5.686       5.660
      101.8594%        5.741        5.654        5.613       5.585
      101.9844%        5.677        5.584        5.540       5.510
      102.1094%        5.613        5.514        5.468       5.436

------------------------------------------------------------------------
    WAL (yrs.):          2.10         1.92         1.84        1.79
  Mod. Dur. (yrs.)
    at 99.98652:         1.89         1.74         1.67        1.63
------------------------------------------------------------------------



 *  Price Yield Table derived using the Modeling Assumptions.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                               PRICE YIELD TABLE*
                               ------------------

     Class A-4
                    ---------------------------------------------------
                                           CPR
                    ---------------------------------------------------
                       0.00%       7.00%        10.00%       12.00%
                    ---------------------------------------------------
       PRICE         CBE Yield   CBE Yield    CBE Yield    CBE Yield
                         %           %            %            %
       97.8594%       7.702        7.728        7.740        7.749
       97.9844%       7.662        7.686        7.698        7.707
       98.1094%       7.622        7.645        7.656        7.664
       98.2344%       7.583        7.604        7.615        7.622
       98.3594%       7.543        7.563        7.573        7.580
       98.4844%       7.504        7.522        7.531        7.538
       98.6094%       7.464        7.481        7.489        7.495
       98.7344%       7.425        7.440        7.448        7.453
       98.8594%       7.386        7.400        7.406        7.411
       98.9844%       7.347        7.359        7.365        7.369

       99.1094%       7.308        7.318        7.324        7.327
       99.2344%       7.269        7.278        7.282        7.285
       99.3594%       7.230        7.237        7.241        7.244
       99.4844%       7.191        7.197        7.200        7.202
       99.6094%       7.152        7.156        7.159        7.160
       99.7344%       7.113        7.116        7.118        7.119
       99.8594%       7.074        7.076        7.077        7.077
       99.9840%       7.036        7.036        7.036        7.036
      100.1094%       6.997        6.996        6.995        6.994
      100.2344%       6.958        6.955        6.954        6.953

      100.3594%       6.920        6.915        6.913        6.912
      100.4844%       6.881        6.876        6.873        6.871
      100.6094%       6.843        6.836        6.832        6.830
      100.7344%       6.805        6.796        6.792        6.788
      100.8594%       6.766        6.756        6.751        6.747
      100.9844%       6.728        6.716        6.711        6.707
      101.1094%       6.690        6.677        6.670        6.666
      101.2344%       6.652        6.637        6.630        6.625
      101.3594%       6.614        6.598        6.590        6.584
      101.4844%       6.576        6.558        6.550        6.543

      101.6094%       6.538        6.519        6.509        6.503
      101.7344%       6.500        6.479        6.469        6.462
      101.8594%       6.462        6.440        6.429        6.422
      101.9844%       6.424        6.401        6.389        6.381
      102.1094%       6.387        6.362        6.350        6.341

-----------------------------------------------------------------------
    WAL (yrs.):        3.80         3.64         3.56         3.51
 Mod. Dur. (yrs.)
   at 99.99869:        3.23         3.11         3.06         3.02
-----------------------------------------------------------------------



 *  Price Yield Table derived using the Modeling Assumptions.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          CHARACTERISTICS OF THE LEASES
                          -----------------------------

The following tables summarize certain information with respect to the Leases and the Lessees as of the opening of business on September 1, 1999 (the "Cut-Off Date"). The Issuer is not aware of any trends or changes relating to the data in the following tables that would be expected to impact the future performance of the pool of leases. As used in such tables, the "Statistical Discounted Present Value of the Leases" means an amount equal to the future remaining scheduled Lease Payments from the Leases as of the Cut-Off Date, discounted at a rate equal to 8.00%. The aggregate Statistical Discounted Present Value of the Leases as of the Cut-Off Date is $780,819,921.79. Certain leases may be removed from the Asset Pool prior to the Issuance Date in an amount no more than 5% of the Asset Pool. This removal would result in a decrease in the Initial Principal Amount of the Notes issued on the Issuance Date. However, this removal would not materially affect the distribution of the Leases detailed below. Also, figures may not sum to the stated totals due to rounding.


Summary of the Leases

  Aggregate Initial Statistical Discounted Present Value:        $780,819,921.79
  Number of Leases:                                              61,556
  Average Statistical Discounted Present Value:                  $12,684.71
  Approximate Number of Lessees:                                 42,865
  Weighted Average Original Term:                                52.49 months
  Weighted Average Seasoning:                                    12.95 months
  Weighted Average Remaining Term:                               39.54 months

  Top Equipment Types:
  --------------------

                                                              %*
                                                          ----------
  Analog Copier                                             51.45%
  Digital/Multi-purpose Copier                              23.79%
  Color Copier                                              14.51%
  Other                                                     10.25%
                                                          ----------
                                                           100.00%

  State concentrations over 5% of the pool:
  -----------------------------------------

                                                              %*
                                                          ----------
  California                                                7.03%
  Minnesota                                                 6.78%
  Missouri                                                  6.63%
  Florida                                                   6.63%
  Michigan                                                  5.83%
  Other                                                     67.10%
                                                          ----------
                                                           100.00%
-------------------------------------------------

* Percentages above are based on the Statistical Discounted Present Value of the Leases as of the Cut-Off Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         Distribution of Leases by State


                                                                           Percentage of                  Percentage of
                                                            Statistical     Statistical      Aggregate      Aggregate
                                            Percentage of    Discounted     Discounted       Original        Original
                                   Number       Number     Present Value   Present Value     Equipment      Equipment
             State               of Leases    of Leases      of Leases       of Leases         Cost            Cost
             -----               ---------    ---------      ---------       ---------         ----            ----
          Alabama                  1,486        2.41%       $16,494,672.02   2.11%         $12,662,157.11     2.16%
          Alaska                     109        0.18          1,678,898.35   0.22            1,085,274.67     0.18
          Arizona                  2,844        4.62         27,522,818.25   3.52           22,554,016.23     3.84
          Arkansas                   281        0.46          4,393,491.66   0.56            2,471,436.24     0.42
          California               2,839        4.61         54,896,157.69   7.03           34,595,863.19     5.89
          Colorado                 1,921        3.12         28,412,968.31   3.64           21,362,009.17     3.64
          Connecticut                974        1.58         12,769,644.91   1.64           11,359,119.35     1.94
          Delaware                    72        0.12            975,443.11   0.12              800,316.77     0.14
          District of Columbia       190        0.31          4,092,232.91   0.52            2,937,818.86     0.50
          Florida                  5,198        8.44         51,801,071.81   6.63           38,300,565.79     6.53
          Georgia                  1,788        2.90         30,953,256.50   3.96           22,103,060.58     3.77
          Hawaii                      55        0.09          1,318,649.19   0.17              655,654.19     0.11
          Idaho                      143        0.23          1,523,590.71   0.20            1,109,483.44     0.19
          Illinois                 2,391        3.88         33,637,846.55   4.31           21,131,561.62     3.60
          Indiana                  1,212        1.97         19,110,063.08   2.45           12,178,701.49     2.08
          Iowa                     1,606        2.61         14,755,768.35   1.89           10,842,310.99     1.85
          Kansas                     379        0.62          4,202,896.16   0.54            2,930,350.17     0.50
          Kentucky                 1,370        2.23         14,558,550.32   1.86           11,656,979.26     1.99
          Louisiana                   21        0.03             63,632.69   0.01               95,156.88     0.02
          Maine                      188        0.31          2,791,796.61   0.36            1,971,021.70     0.34
          Maryland                   584        0.95          8,088,004.91   1.04            6,996,976.39     1.19
          Massachusetts            1,354        2.20         25,633,327.56   3.28           20,360,732.83     3.47
          Michigan                 4,511        7.33         45,524,070.61   5.83           38,995,198.94     6.64
          Minnesota                5,200        8.45         52,901,695.50   6.78           37,115,734.13     6.32
          Mississippi              1,251        2.03         11,878,351.58   1.52           10,787,456.34     1.84
          Missouri                 4,023        6.54         51,761,826.28   6.63           33,783,427.99     5.76
          Montana                     57        0.09            800,382.39   0.10              510,606.04     0.09
          Nebraska                   230        0.37          2,613,263.19   0.33            1,603,541.57     0.27
          Nevada                     423        0.69          3,898,214.30   0.50            2,567,354.61     0.44
          New Hampshire              559        0.91          8,746,021.13   1.12            7,080,939.66     1.21
          New Jersey                 754        1.22         13,852,738.94   1.77            9,751,244.64     1.66
          New Mexico                 832        1.35         12,748,845.31   1.63           13,607,494.79     2.32
          New York                 2,706        4.40         36,834,128.81   4.72           30,120,651.64     5.13
          North Carolina           3,223        5.24         36,451,315.29   4.67           25,802,483.54     4.40
          North Dakota                14        0.02             97,678.54   0.01               73,138.86     0.01
          Ohio                     2,290        3.72         33,749,010.83   4.32           26,925,283.57     4.59
          Oklahoma                   368        0.60          4,405,890.59   0.56            3,027,699.71     0.52
          Oregon                     699        1.14          8,694,215.70   1.11            4,804,463.70     0.82
          Pennsylvania               214        0.35          2,718,306.88   0.35            2,215,538.32     0.38
          Rhode Island               240        0.39          5,054,120.60   0.65            3,260,775.03     0.56
          South Carolina             611        0.99         11,373,655.28   1.46            7,175,170.09     1.22
          South Dakota                34        0.06            245,334.95   0.03              169,175.81     0.03
          Tennessee                1,115        1.81         14,912,840.31   1.91           11,804,023.26     2.01
          Texas                      223        0.36          2,304,917.89   0.30            1,639,090.58     0.28
          Utah                       237        0.39          3,151,538.30   0.40            2,342,715.37     0.40
          Vermont                    181        0.29          2,496,375.51   0.32            1,873,867.42     0.32
          Virginia                 1,600        2.60         17,703,098.58   2.27           13,787,561.31     2.35
          Washington               1,558        2.53         20,979,068.86   2.69           22,302,278.90     3.80
          West Virginia               53        0.09            909,381.35   0.12              800,915.53     0.14
          Wisconsin                1,253        2.04         13,114,105.64   1.68           12,176,637.47     2.07
          Wyoming                     92        0.15          1,224,747.03   0.16              630,121.92     0.11
=========================================================================================================================
Total:                            61,556      100.00%      $780,819,921.79 100.00%        $586,895,157.66   100.00%
=========================================================================================================================



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                     Distribution of Leases by Lease Balance


                                                                                    Percentage
                                                                                        of                           Percentage
                                                                                    Statistical                          of
                                                                    Statistical     Discounted                        Aggregate
                                            Number  Percentage      Discounted       Present         Aggregate        Original
       Statistical Discounted Present        of      of Number     Present Value     Value of        Original         Equipment
             Value of the Leases           Leases    of Leases       of Leases        Leases       Equipment Cost        Cost
     ------------------------------------  ------    ---------     --------------     -------      --------------     ---------
                  $ 0.01 - 5,000.00         25,060     40.71%      $69,798,588.99      8.94%       $79,288,774.90      13.51%
             5,000.01 - 10,000.00           16,086      26.13      115,677,157.93      14.81       102,100,030.15       17.40
            10,000.01 - 15,000.00            7,609      12.36      92,962,214.95       11.91        71,762,745.52       12.23
            15,000.01 - 20,000.00            3,963       6.44      68,349,584.03        8.75        50,819,613.37       8.66
            20,000.01 - 25,000.00            2,225       3.61      49,591,083.82        6.35        35,227,500.77       6.00
            25,000.01 - 30,000.00            1,442       2.34      39,369,109.51        5.04        28,198,296.85       4.80
            30,000.01 - 40,000.00            1,651       2.68      56,930,333.35        7.29        38,944,343.80       6.64
            40,000.01 - 50,000.00              980       1.59      43,672,153.03        5.59        30,440,469.84       5.19
            50,000.01 - 60,000.00              629       1.02      34,350,066.95        4.40        23,220,237.69       3.96
            60,000.01 - 70,000.00              455       0.74      29,257,149.53        3.75        19,593,572.61       3.34
            70,000.01 - 80,000.00              314       0.51      23,569,506.16        3.02        15,573,065.43       2.65
            80,000.01 - 90,000.00              259       0.42      21,965,962.98        2.81        13,948,134.15       2.38
           90,000.01 - 100,000.00              182       0.30      17,231,733.92        2.21        10,267,409.69       1.75
           100,000.01 - 150,000.00             440       0.71      52,153,659.25        6.68        30,519,300.00       5.20
           150,000.01 - 200,000.00             128       0.21      21,964,739.25        2.81        12,261,967.31       2.09
           200,000.01 - 300,000.00              79       0.13      18,974,369.79        2.43        10,574,647.96       1.80
           300,000.01 - 400,000.00              31       0.05      10,735,929.81        1.37        5,846,639.70        1.00
           400,000.01 - 500,000.00               8       0.01       3,582,101.74        0.46        2,280,296.54        0.39
           500,000.01 - 600,000.00               8       0.01       4,306,651.25        0.55        2,213,689.31        0.38
           600,000.01 - 700,000.00               2       0.00       1,277,612.68        0.16        1,019,489.58        0.17
           700,000.01 - 800,000.00               2       0.00       1,434,828.18        0.18        1,173,693.30        0.20
           800,000.01 - 900,000.00               1       0.00        841,198.24         0.11         204,675.53         0.03
         1,000,000.01 - 1,500,000.00             1       0.00       1,195,990.06        0.15         961,465.66         0.16
         1,500,000.01 - 2,000,000.00             1       0.00       1,628,196.38        0.21         455,098.00         0.08
     ==================================== ========= ============= ================= ============= ================== ============
     Total:                                 61,556     100.00%    $780,819,921.79      100.00%     $586,895,157.66     100.00%
     ==================================== ========= ============= ================= ============= ================== ============



              Distribution of Leases by Remaining Term to Maturity


                                                                              Percentage of                   Percentage of
                                                                Statistical    Statistical      Aggregate       Aggregate
                                               Percentage of    Discounted      Discounted      Original        Original
                                      Number       Number      Present Value  Present Value     Equipment       Equipment
      Remaining Term (months)       Of Leases    of Leases       of Leases      of Leases         Cost            Cost
      -----------------------       ---------    ---------       ---------      ---------         ----            ----
               6 - 12                  5,344        8.68%     $19,625,208.92       2.51%     $43,327,237.85       7.38%
              13 - 24                 14,310       23.25       91,995,205.14      11.78      112,022,475.84      19.09
              25 - 36                 19,806       32.18      215,047,108.59      27.54      165,686,009.86      28.23
              37 - 48                 11,752       19.09      207,555,521.86      26.58      128,322,139.07      21.86
              49 - 60                 10,329       16.78      244,880,649.09      31.36      136,731,059.65      23.30
              61 - 72                     15        0.02        1,716,228.19       0.22          806,235.39       0.14
=============================================================================================================================
Total:                                61,556      100.00%     $780,819,921.79    100.00%     $586,895,157.66    100.00%
=============================================================================================================================



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

               Distribution of Leases by Original Term to Maturity


                                                                              Percentage of                   Percentage of
                                                                Statistical    Statistical      Aggregate       Aggregate
                                               Percentage of    Discounted      Discounted      Original        Original
                                      Number       Number      Present Value  Present Value     Equipment       Equipment
      Original Term (months)        Of Leases    of Leases       of Leases      of Leases         Cost            Cost
      ----------------------        ---------  -------------   -------------   -------------    ---------      -------------
               7 -12                     310        0.50%      $1,139,584.22       0.15%        $825,597.63       0.14%
              13 - 18                     83        0.13          589,370.59       0.08          492,639.89       0.08
              19 - 24                  1,283        2.08        5,872,516.50       0.75        6,871,518.31       1.17
              25 - 30                    207        0.34        2,339,604.43       0.30        1,810,846.43       0.31
              31 - 36                 17,790       28.90      139,982,145.68      17.93      135,288,509.96      23.05
              37 - 42                  4,815        7.82       40,309,664.35       5.16       33,295,544.19       5.67
              43 - 48                 10,094       16.40      110,174,777.45      14.11       84,971,916.42      14.48
              49 - 54                    699        1.14        8,668,810.43       1.11        6,701,867.45       1.14
              55 - 60                 25,921       42.11      460,579,442.94      58.99      308,901,856.18      52.63
              61 - 66                    277        0.45        7,193,747.40       0.92        5,158,869.88       0.88
              67 - 72                     72        0.12        3,815,970.23       0.49        2,424,810.90       0.41
              79 - 84                      4        0.01          138,961.85       0.02          126,747.42       0.02
              91 - 96                      1        0.00           15,325.73       0.00           24,433.00       0.00
=============================================================================================================================
Total:                                61,556      100.00%     $780,819,921.79    100.00%     $586,895,157.66    100.00%
=============================================================================================================================


                    Distribution of Leases by Purchase Option


                                                                              Percentage of                   Percentage of
                                                                Statistical    Statistical      Aggregate       Aggregate
                                               Percentage of    Discounted      Discounted      Original        Original
                                      Number       Number      Present Value  Present Value     Equipment       Equipment
          Purchase Option           Of Leases    of Leases       of Leases      of Leases         Cost            Cost
          ---------------           ---------    ---------       ---------      ---------         ----            ----
Fair Market Value                     57,761       93.83%     $753,987,483.16     96.56%     $559,108,860.86     95.27%
Nominal Buyout                         3,795        6.17       26,832,438.63       3.44       27,786,296.80       4.73
=============================================================================================================================
Total:                                61,556      100.00%     $780,819,921.79    100.00%     $586,895,157.66    100.00%
=============================================================================================================================

                     Distribution of Leases by Delinquencies


                                                                              Percentage of                   Percentage of
                                                                Statistical    Statistical      Aggregate       Aggregate
                                               Percentage of    Discounted      Discounted      Original        Original
                                      Number       Number      Present Value  Present Value     Equipment       Equipment
          Days Delinquent           of Leases    of Leases       of Leases      of Leases         Cost            Cost
          ---------------           ---------    ---------       ---------      ---------         ----            ----
               0-30                   58,230       94.60%     $726,626,007.04     93.06%     $546,376,216.16     93.10%
               31-60                   3,326        5.40       54,193,914.75       6.94       40,518,941.50       6.90
=============================================================================================================================
Total:                                61,556      100.00%     $780,819,921.79    100.00%     $586,895,157.66    100.00%
=============================================================================================================================



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    Distribution of Leases by Equipment Type


                                                                              Percentage of                    Percentage of
                                                                Statistical    Statistical       Aggregate       Aggregate
                                               Percentage of    Discounted      Discounted       Original        Original
                                      Number       Number      Present Value  Present Value      Equipment       Equipment
          Equipment Type            of Leases    of Leases       of Leases      of Leases          Cost            Cost
          --------------            ---------    ---------       ---------      ---------          ----            ----
          Analog Copier               37,059       60.20%     $401,749,694.23     51.45%     $322,899,308.44       55.02%
          Digital/Multi-purpose       12,951       21.04      185,735,256.41      23.79      122,155,491.49        20.81
          Copier
          Color Copier                 3,605        5.86      113,276,633.73      14.51      87,611,011.44         14.93
          Fax Machine                  5,941        9.65       22,700,656.81       2.91      15,520,995.47          2.64
          Miscellaneous                1,054        1.71        9,421,523.81       1.21       8,328,677.00          1.42
          Printer                        946        1.54       47,936,156.81       6.14      30,379,673.82          5.18
=============================================================================================================================
Total:                                61,556      100.00%     $780,819,921.79    100.00%     $586,895,157.66      100.00%
=============================================================================================================================


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
   If you have not received this statement, call your Lehman Brothers account executive for another copy.
                                       14